                       ESTERLINE TECHNOLOGIES CORPORATION
                             ANGUS ELECTRONICS CO.
                          ARMTEC DEFENSE PRODUCTS CO.
                                  AUXITROL CO.
                             AUXITROL U.S.A., INC.
                              EQUIPMENT SALES CO.
                            EXCELLON AUTOMATION CO.
                                 EXCELLON U.K.
                              FEDERAL PRODUCTS CO.
                           FEDERAL PRODUCTS U.K. LTD.
                                H. A. SALES CO.
                               HYTEK FINISHES CO.
                            SCIENTIFIC COLUMBUS CO.
                             KORRY ELECTRONICS CO.
                               MIDCON CABLES CO.
                            REPUBLIC ELECTRONICS CO.
                                  TA MFG. CO.
                                   TULON CO.
                                W.A. WHITNEY CO.


                          AMENDMENT TO NOTE AGREEMENT

                                      Re:

                    $40,000,000 Original Principal Amount of
                      8.75% Senior Notes Due July 30, 2002

                                                             Dated as of
                                                             October 31, 1993


The Northwestern Mutual Life
  Insurance Company
New England Mutual Life
  Insurance Company

Ladies and Gentlemen:

         Reference is made to the Note Agreement dated as of July 15, 1992 (the "Note Agreement") between Esterline Technologies Corporation, a Delaware corporation (the "Company"); and Angus Electronics Co., a Delaware corporation; Armtec Defense Products Co., a Delaware corporation, Auxitrol Co., a Delaware corporation; Auxitrol U.S.A., Inc., a Delaware corporation; Equipment Sales Co., a Connecticut corporation; Excellon Automation Co., a California corporation; Excellon U.K., a California corporation; Federal Products Co., a Delaware corporation; Federal Products U.K. Ltd., a Delaware corporation; H. A. Sales Co.

(formerly known as Hollis Automation Co.), a Delaware corporation; Hytek Finishes Co., a Delaware corporation; Scientific Columbus Co. (formerly known as Jemtec Electronics Co.), a Delaware corporation; Korry Electronics Co., a Delaware corporation; Midcon Cables Co., a Delaware corporation; Republic Electronics Co., a Delaware corporation; TA Mfg. Co., a California corporation; Tulon Co., a California corporation; W.A. Whitney Co., an Illinois corporation (each of the foregoing being a direct or indirect Subsidiary of the Company and hereinafter referred to individually as a "Co-Obligor" and collectively as "Co-Obligors"), and you (the "Holders") pursuant to which the Company and the Co-Obligors issued $40,000,000 original principal amount of their 8.75% Senior Notes. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Note Agreement.

         In consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by the Holders, the Company and the Co-Obligors request an amendment of certain terms of the Note Agreement as hereinafter provided.

SECTION 1.  AMENDMENTS.

         1.1. The definition of "Consolidated Net Income" in Section 5.1 of the Note Agreement is amended to add at the end: "Notwithstanding the foregoing, the Company's $27,200,000 after tax charge taken in fiscal year 1993 shall be deemed to be excluded from the definition of Consolidated Net Income" and to read in its entirety as follows:

         "Consolidated Net Income. For any period, the consolidated net income (or deficit) of the Company and its Subsidiaries after deducting, without duplication, all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with generally accepted accounting principles and after deducting portions of income properly attributable to outside minority interests, if any, in Subsidiaries; provided, however, that there shall be excluded (i) any income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or merges into or consolidates with the Company or another Subsidiary, (ii) the income (or deficit) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has any ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar distributions, (iii) the aggregate gains or losses during such period arising from the sale, exchange or other distribution of any fixed or capital assets (including any inventory sold in conjunction therewith) or securities outside the ordinary course of business and (iv) any gains or losses, or other income, properly classified as extraordinary, nonrecurring or unusual in accordance with generally accepted accounting principles. Notwithstanding the foregoing, the Company's $27,200,000 after tax charge taken in fiscal year 1993 shall be deemed to be excluded from the definition of Consolidated Net Income."

         1.2. Section 7.1 of the Note Agreement is amended to change the $70,000,000 therein to "$42,800,000" and to read in its entirety as follows:


         "Adjusted Net Worth. Each of the Company and the Co-Obligors will not permit Adjusted Consolidated Net Worth at any time to be less than $42,800,000 plus the cumulative sum of 50% of Consolidated Net Income (without reduction for any losses) for each of the fiscal quarters ending after October 31, 1991."

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

         To induce the Holders to enter into this Amendment to Note Agreement, the Company and the Co-Obligors, jointly and severally, represent and warrant to the Holders that:

         2.1. Accuracy of Note Agreement. The representations and warranties set forth in Section 3.1 of the Note Agreement are correct and complete on the date hereof as if made on and as of the date hereof and there exists no Event of Default, or event which with notice or lapse of time or both would constitute an Event of Default, on the date hereof, except any Event of Default or any such event that required the amendments set forth in Section 1.

         2.2. Authorization. The execution and delivery by the Company and the Co-Obligors of this Amendment to Note Agreement and consummation of the transactions contemplated hereby have been duly authorized by the Company and the Co-Obligors by all necessary corporate action and this Amendment to Note Agreement, and the Note Agreement constitute legal, valid and binding obligations of the Company and the Co-Obligors enforceable against the Company and the Co-Obligors in accordance with their respective terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in equity or at law.

         2.3. No Conflict. Neither the execution and delivery by the Company and the Co-Obligors of this Amendment to Note Agreement nor compliance with the provisions hereof will violate any provisions of any law or regulation, or order, writ, judgment, injunction, decree or award of any court, governmental authority or agency binding on the Company or the Co-Obligors and will not result in any breach of any of the provisions of, or constitute a default under, or result in the creation of any Lien on any property of the Company or any Subsidiary under the provisions of, any charter document, by-law, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their property may be bound.

         2.4. Credit Agreement. The Credit Agreement, as amended on the effective date hereof consistent with the changes set forth in this Amendment to Note Agreement, does not contain any covenants or other provisions that are more restrictive on the Company and the Subsidiaries than the Credit Agreement as amended and in effect on August 6, 1992, and the only fees, commissions or other charges paid by the Company or any Subsidiary to the Financial Institutions that are parties thereto or to Continental Bank N. A. in connection with the current amendment are a commitment fee to such Financial Institutions in the aggregate amount of $87,500 (being 1/4 of 1% of the revised amount committed by such Financial Institutions for the Facility A Loans under the Credit Agreement, as amended) and an advisory fee to Continental Bank, N.A.





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SECTION 3.  EFFECTIVE DATE.

         This Amendment to Note Agreement shall become effective as of the date first above written upon satisfaction of the following conditions:

                 (a) The Holders shall have received a counterpart of this Amendment to Note Agreement duly executed by the Company and the Co-Obligors; and

                 (b) The Holders shall have received a certificate of the Secretary or an Assistant Secretary of the Company (i) as to the resolutions, copies of which shall be attached thereto, of the Board of Directors of the Company and the Co-Obligors authorizing this Amendment to Note Agreement and the transactions contemplated hereby and (ii) as to the incumbency and signatures of the officers signing this Amendment to Note Agreement and any other documents delivered in connection herewith.

                 (c) The Holders shall have received a copy of the Credit Agreement, as amended on the date hereof consistent with the changes set forth in this Amendment to Note Agreement.

                 (d) The Holders shall have received a fee in the aggregate amount of $100,000 (being 1/4 of 1% of the outstanding principal amount of the Notes), to be allocated pro rata to the Holders.

SECTION 4.  MISCELLANEOUS.

         4.1. Ratification. The terms and provisions of the Note Agreement, except to the extent amended hereby, shall remain in full force and effect and are ratified, confirmed and approved in all respects.

         4.2. Expenses. The Company and the Co-Obligors shall pay all reasonable fees, expenses, costs and charges, including the reasonable fees and expenses of Gardner, Carton & Douglas, your special counsel, incurred by you incident to the proceedings in connection with this Amendment to Note Agreement.

         4.3. Successors and Assigns. This Amendment to Note Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         4.4. Governing Law. This Amendment to Note Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

         4.5. Counterparts. This Amendment to Note Agreement may be executed in one or more counterparts, each executed counterpart constituting an original but altogether only one instrument.





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         IN WITNESS WHEREOF, the Company, the Co-Obligors and the Holders have caused this Amendment to Note Agreement to be executed and delivered by their respective officer or officers thereunto duly authorized.


                          ESTERLINE TECHNOLOGIES CORPORATION

                          By:  /s/ Robert W. Stevenson
                               --------------------------------------
                          Title:  Executive Vice President
                                  -----------------------------------

                          ANGUS ELECTRONICS CO.

                          By:  /s/ Robert W. Stevenson
                               --------------------------------------
                          Title:  Vice President
                                  -----------------------------------

                          ARMTEC DEFENSE PRODUCTS CO.

                          By:  /s/ Robert W. Stevenson
                               --------------------------------------
                          Title:  Vice President
                                  -----------------------------------

                          AUXITROL CO.

                          By:  /s/ Robert W. Stevenson
                               --------------------------------------
                          Title:  Vice President
                                  -----------------------------------

                          AUXITROL U.S.A., INC.

                          By:  /s/ Robert W. Stevenson
                               --------------------------------------
                          Title:  Vice President
                                  -----------------------------------

                          EQUIPMENT SALES CO.

                          By:  /s/ Robert W. Stevenson
                               --------------------------------------
                          Title:  Vice President
                                  -----------------------------------

                          EXCELLON AUTOMATION CO.

                          By:  /s/ Robert W. Stevenson
                               --------------------------------------
                          Title:  Vice President
                                  -----------------------------------

                              EXCELLON U.K.

                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              FEDERAL PRODUCTS CO.

                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              FEDERAL PRODUCTS U.K. LTD.

                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              H. A. SALES CO.

                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  President
                                      -----------------------------------

                              HYTEK FINISHES CO.

                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              SCIENTIFIC COLUMBUS CO.

                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              KORRY ELECTRONICS CO.

                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              MIDCON CABLES CO.

                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              REPUBLIC ELECTRONICS CO.
                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              TA MFG. CO.
                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              TULON CO.
                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              W.A. WHITNEY CO.
                              By:  /s/ Robert W. Stevenson
                                   --------------------------------------
                              Title:  Vice President
                                      -----------------------------------

                              THE NORTHWESTERN MUTUAL LIFE
                              INSURANCE COMPANY
                              By:
                                   --------------------------------------
                              Title:
                                      -----------------------------------

                              NEW ENGLAND MUTUAL LIFE INSURANCE
                              COMPANY
                              By:
                                   --------------------------------------
                              Title:
                                      -----------------------------------